UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Prudential Jennison Blend Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2016

Date of reporting period:	8/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Prudential Jennison Blend Fund, Inc.

ANNUAL REPORT	AUGUST 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Long-term growth of capital

Highlights

PRUDENTIAL JENNISON BLEND FUND, INC.

•	Positions in information technology contributed the most to the Fund’s total return. (For a complete list of holdings, refer to the Portfolio of Investments section of this report).

•

The Fund benefitted from its position in Facebook. The social media company rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Jennison believes that as Facebook solidifies its dominant position, it continues to increase its appeal to both users and advertisers. The company’s long-term, largely untapped, growth drivers include Instagram, WhatsApp, Messenger, Oculus, and Atlas.

•

On the negative side, shares of Allergan fell when its proposed merger with Pfizer was cancelled and then later in the period as investors awaited the completion of the sale of its generics business to Teva. After several acquisitions, Allergan has grown in size and scope, and is now, Jennison believes, on track to be a leader in growth pharma with global scope.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Blend Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended August 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at its July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Blend Fund, Inc.

October 14, 2016

Prudential Jennison Blend Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	2.96	61.49	81.67
Class B	2.24	55.98	69.28
Class C	2.18	55.96	69.17
Class Z	3.24	63.90	87.04
Russell 3000® Index	11.44	96.42	107.86
S&P 500 Index	12.53	98.27	106.17
Lipper Multi-Cap Core Funds Average*	7.18	80.66	88.69
Lipper Multi-Cap Growth Funds Average*	4.51	79.94	114.31

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	2.17	11.40	5.30
Class B	2.56	11.75	5.15
Class C	6.43	11.88	5.15
Class Z	8.46	12.99	6.21
Russell 3000 Index	14.96	16.36	7.37
S&P 500 Index	15.41	16.36	7.23
Lipper Multi-Cap Core Funds Average*	10.95	14.54	6.23
Lipper Multi-Cap Growth Funds Average*	9.08	14.64	7.58

*The Fund is compared to the Lipper Multi-Cap Core Funds Average, although Lipper classifies the Fund in the Lipper Multi-Cap Growth Funds Performance Universe. The Lipper Multi-Cap Core Funds Performance Universe was utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Average Annual Total Returns (With Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–2.70	8.82	5.55
Class B	–2.30	9.16	5.40
Class C	1.27	9.30	5.40
Class Z	3.24	10.39	6.46

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Average Annual Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	2.96	10.06	6.15
Class B	2.24	9.30	5.40
Class C	2.18	9.30	5.40
Class Z	3.24	10.39	6.46

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2006) and the account values at the end of the current fiscal year (August 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential Jennison Blend Fund, Inc.	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 3000 Index—The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest US companies representing approximately 98% of the investable US equity market. The Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is reconstituted annually to ensure new and growing equities are included.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Multi-Cap Core Funds Average—The Lipper Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

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Lipper Multi-Cap Growth Funds Average—The Lipper Multi-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Growth Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/16 (%)
Amazon.com, Inc., Internet & Catalog Retail	2.2
Facebook, Inc. (Class A Stock), Internet Software & Services	2.1
Microsoft Corp., Software	1.9
Visa, Inc., IT Services	1.6
Allergan PLC, Pharmaceuticals	1.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/16 (%)
Banks	8.2
Software	8.1
Internet Software & Services	7.9
Biotechnology	5.5
Pharmaceuticals	5.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Blend Fund, Inc.	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Blend Fund, Inc.’s Class A shares rose 2.96% in the 12 months ended August 31, 2016. In the same period, the Russell 3000® Index (the Index) advanced 11.44%, the S&P 500 Index gained 12.53%, and the Lipper Multi-Cap Core Funds Average climbed 7.18%.

What was the market environment?

•

Numerous factors contributed to market volatility including decelerating economic growth in China, concerns that emerging economies might face balance sheet risks, the negative effect of lower energy prices on the industrial sectors, fears of slowing economic growth in the US, uncertainty about the course of future Federal Reserve monetary tightening, and Brexit, the United Kingdom’s vote to leave the European Union.

•

Investor risk aversion in this volatile global market environment largely deflected focus from company fundamentals over the period. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies facing headwinds.

What worked?

•	Positions in information technology contributed the most to total return.

•

The Fund benefitted from its position in Facebook. The social media company rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Jennison believes that as Facebook solidifies its dominant position, it continues to increase its appeal to both users and advertisers. The company’s long-term, largely untapped, growth drivers include Instagram, WhatsApp, Messenger, Oculus, and Atlas.

•

Tencent, China’s largest and most visited Internet service portal, continued to perform well, fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

•	Other notable contributors:

•

Amazon benefited from strong execution, long-term revenue growth, profit margin expansion, and development of a second meaningfully important business opportunity in cloud infrastructure. The company continues to invest to drive unit growth in its core retail business from the ongoing expansion of digital commerce.

•

Vail Resorts has been successful driving growth through its season pass program and new marketing initiatives, both of which benefit from the company’s acquisition of additional properties for its system. This has helped to generate strong free cash flow, which Vail can use for further acquisitions, reinvestment into existing

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properties, and to grow their already sizable dividend. Late in the period, Vail Resorts announced the acquisition of ski resort company Whistler Blackcomb. Jennison believes this acquisition will help to increase earnings and boost the company’s growth profile.

What didn’t work?

•	In health care:

•

After several acquisitions, Allergan has grown in size and scope, and is now, Jennison believes, on track to be a leader in growth pharmaceuticals with global scope. Shares fell when its proposed merger with Pfizer was cancelled and then later in the period as investors awaited the completion of the sale of its generics business to Teva. Sales of legacy and new products continue to be impressive. In Jennison’s opinion, the development pipeline could be meaningfully more productive than investors currently assume and the balance sheet should allow for significant strategic capital deployment.

•

Uncertainty around merger and acquisitions for Teva and pharmaceutical companies in general caused volatility in its share price. Toward the end of the period, the US Federal Trade Commission approved its acquisition to acquire Allergan’s generics business. Jennison thinks this will allow Teva to focus on its brand, development pipeline, and enhanced generics business, which Jennison believes are underappreciated by the market.

•

Alexion Pharmaceuticals’ flagship product, Soliris, treats two rare, genetic, and potentially life-threatening blood disorders. The company is aggressively pursuing label expansion opportunities for the drug in other autoimmune and inflammatory disease settings. Many biotechnology companies that sell innovative, high-priced drugs, including Alexion, faced concerns about drug pricing in the period. Jennison continues to believe that drugs that demonstrate significant efficacy in target diseases will be reimbursed.

In financials, concerns about a slowdown in the US economy putting future Fed rate hikes on hold, as well as the potential for higher credit losses (both due to weakness in oil markets and the global economic outlook) weighed on many positions in the sector. There was another large setback amid the UK’s decision to exit the European Union, which added additional uncertainty regarding of higher rates, capital market activity, and credit conditions. Based on stress tests by the Federal Reserve, many US financial companies are overcapitalized and have been approved for substantial stock buybacks and/or dividend increases. Although this does not solve the lack of spread (the difference between short rates and lending rates), it does give tremendous support. As the sluggish US economy

Prudential Jennison Blend Fund, Inc.	9

Strategy and Performance Overview (continued)

continues on its road to recovery relative to the rest of the world, Jennison expects earnings leverage to boost these undervalued companies.

The percentage figures shown in the tables identify each security’s positive or negative contribution to the Fund’s return:

Top Contributors (%)		Top Detractors (%)
Amazon, Inc.	0.91	Allergan, Plc	–0.48
Facebook, Inc.	0.81	LinkedIn, Inc.	–0.45
Tencent Holdings Ltd.	0.41	Morgan Stanley, Inc.	–0.28
Vail Resorts, Inc.	0.36	G-III Apparel Group Ltd.	–0.27
Microsoft Corp.	0.35	Teva Pharmaceuticals Ltd.	–0.27

Current outlook

•

Understanding and assessing the longer-term implications of macroeconomic events that cause near-term uncertainty, and investing rationally for the long term in light of their full effect, is challenging, especially when many investors are focused on generating returns over very short time frames.

•

Jennison believes that short-term equity price volatility often obscures longer-term opportunities. With growth currently scarce in many sectors and businesses, Jennison thinks companies that can generate longer-term, sustainable above-average growth will become increasingly attractive.

•

By identifying these companies through its disciplined, research-intensive approach, Jennison believes it has constructed a portfolio that is potentially positioned to generate above-average returns over the longer term.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2016, at the beginning of the period, and held through the six-month period ended August 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Jennison Blend Fund, Inc.	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,132.80	0.98%	$5.25
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98
Class B	Actual	$1,000.00	$1,129.00	1.68%	$8.99
	Hypothetical	$1,000.00	$1,016.69	1.68%	$8.52
Class C	Actual	$1,000.00	$1,128.30	1.68%	$8.99
	Hypothetical	$1,000.00	$1,016.69	1.68%	$8.52
Class Z	Actual	$1,000.00	$1,134.60	0.68%	$3.65
	Hypothetical	$1,000.00	$1,021.72	0.68%	$3.46

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended August 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.98	0.98
B	1.68	1.68
C	1.68	1.68
Z	0.68	0.68

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.6%

COMMON STOCKS

Aerospace & Defense 1.8%
Boeing Co. (The)	37,058	$4,797,158
Curtiss-Wright Corp.	52,872	4,753,193
Moog, Inc. (Class A Stock)*	14,012	826,568
United Technologies Corp.	59,631	6,346,527

		16,723,446

Airlines 0.1%
Spirit Airlines, Inc.*	31,391	1,255,326

Auto Components 0.4%
Dorman Products, Inc.*	4,998	315,224
Metaldyne Performance Group, Inc.	93,363	1,481,671
Tenneco, Inc.*	36,622	2,044,606

		3,841,501

Automobiles 0.3%
Tesla Motors, Inc.*(a)	15,394	3,263,682

Banks 8.2%
Ameris Bancorp	28,260	984,013
Bank of America Corp.	435,812	7,034,006
Bank of the Ozarks, Inc.	96,374	3,775,933
BankUnited, Inc.	66,656	2,142,990
Brookline Bancorp, Inc.	47,090	562,255
Citigroup, Inc.	162,782	7,771,213
Columbia Banking System, Inc.	29,891	987,599
Eagle Bancorp, Inc.*	15,286	791,203
East West Bancorp, Inc.	107,922	4,008,223
Glacier Bancorp, Inc.	67,010	2,006,279
Home BancShares, Inc.	40,848	955,843
JPMorgan Chase & Co.	167,986	11,339,055
Pinnacle Financial Partners, Inc.	25,013	1,417,987
PNC Financial Services Group, Inc. (The)	66,198	5,964,440
Prosperity Bancshares, Inc.	59,836	3,319,103
Renasant Corp.	57,936	2,053,831
Signature Bank*	20,516	2,503,157
Webster Financial Corp.	58,121	2,245,214
Wells Fargo & Co.	189,313	9,617,101
Wintrust Financial Corp.	98,197	5,457,789
Yadkin Financial Corp.	88,715	2,315,462

		77,252,696

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	15

Portfolio of Investments (continued)

as of August 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Beverages 0.5%
Monster Beverage Corp.*	28,916	$4,449,883

Biotechnology 5.5%
AbbVie, Inc.	58,158	3,727,928
Alexion Pharmaceuticals, Inc.*	42,348	5,329,919
Amicus Therapeutics, Inc.*(a)	206,205	1,379,512
Biogen, Inc.*	13,337	4,076,187
BioMarin Pharmaceutical, Inc.*	42,325	3,973,894
Celgene Corp.*	81,686	8,719,164
Coherus Biosciences, Inc.*(a)	13,777	410,141
Flexion Therapeutics, Inc.*	19,623	327,312
Otonomy, Inc.*	95,314	1,567,915
Radius Health, Inc.*(a)	30,810	1,689,620
Regeneron Pharmaceuticals, Inc.*	14,888	5,844,285
Shire PLC, ADR	65,501	12,260,477
Vertex Pharmaceuticals, Inc.*	25,421	2,402,539

		51,708,893

Capital Markets 1.7%
Artisan Partners Asset Management, Inc. (Class A Stock)	17,113	447,505
Goldman Sachs Group, Inc. (The)	69,266	11,737,816
Moelis & Co. (Class A Stock)	65,898	1,775,951
Piper Jaffray Cos.*	22,379	993,180
Waddell & Reed Financial, Inc. (Class A Stock)	34,851	648,229

		15,602,681

Chemicals 1.6%
Dow Chemical Co. (The)	58,528	3,139,442
Ferro Corp.*	269,257	3,591,888
FMC Corp.	94,547	4,438,036
PolyOne Corp.	125,552	4,327,778

		15,497,144

Commercial Services & Supplies 0.8%
Mobile Mini, Inc.	117,228	3,505,117
West Corp.	154,015	3,608,572

		7,113,689

Communications Equipment 0.7%
ADTRAN, Inc.	91,607	1,683,737
Ciena Corp.*	14,491	310,832
NETGEAR, Inc.*	15,958	909,606
Palo Alto Networks, Inc.*	26,824	3,572,152

		6,476,327

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Construction & Engineering 0.1%
Great Lakes Dredge & Dock Corp.*	212,054	$818,528

Construction Materials 0.4%
Summit Materials, Inc. (Class A Stock)*	172,547	3,406,078

Consumer Finance 1.2%
Capital One Financial Corp.	79,893	5,720,339
SLM Corp.*	742,645	5,506,712

		11,227,051

Containers & Packaging 0.1%
Multi Packaging Solutions International Ltd.*	68,288	957,398

Distributors 0.1%
Fenix Parts, Inc.*(a)	191,353	929,976

Diversified Consumer Services 0.1%
Houghton Mifflin Harcourt Co.*	40,588	647,379

Diversified Financial Services 0.4%
Voya Financial, Inc.	121,003	3,538,128

Diversified Telecommunication Services 0.5%
Cogent Communications Holdings, Inc.	63,349	2,251,423
ORBCOMM, Inc.*	237,104	2,359,185

		4,610,608

Electric Utilities 2.1%
El Paso Electric Co.	28,673	1,310,069
FirstEnergy Corp.	154,939	5,071,153
PG&E Corp.	140,581	8,707,587
Portland General Electric Co.	117,459	4,946,199

		20,035,008

Electrical Equipment 0.7%
Eaton Corp. PLC	101,184	6,732,783

Electronic Equipment, Instruments & Components 1.1%
Anixter International, Inc.*	35,533	2,271,980
Flextronics International Ltd.*	405,772	5,372,421
InvenSense, Inc.*(a)	117,107	871,276
Plexus Corp.*	38,736	1,787,667

		10,303,344

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	17

Portfolio of Investments (continued)

as of August 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services 0.9%
Halliburton Co.	192,168	$8,265,146

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	38,612	6,258,619
Natural Grocers by Vitamin Cottage, Inc.*(a)	17,647	217,941
Performance Food Group Co.*	105,722	2,717,055
Wal-Mart Stores, Inc.	54,775	3,913,126

		13,106,741

Food Products 2.3%
Adecoagro SA (Argentina)*	303,524	3,050,416
B&G Foods, Inc.	4,915	233,364
ConAgra Foods, Inc.	158,779	7,400,689
Darling Ingredients, Inc.*	94,412	1,329,321
Hain Celestial Group, Inc. (The)*	15,893	584,068
Mondelez International, Inc. (Class A Stock)	142,671	6,423,048
Sanderson Farms, Inc.	7,696	740,586
SunOpta, Inc. (Canada)*	274,821	1,824,812

		21,586,304

Health Care Equipment & Supplies 2.1%
GenMark Diagnostics, Inc.*(a)	191,698	1,633,267
Insulet Corp.*	6,818	288,606
K2M Group Holdings, Inc.*(a)	33,015	525,599
Nevro Corp.*(a)	25,976	2,452,914
Novadaq Technologies, Inc. (Canada)*(a)	210,907	2,585,720
NuVasive, Inc.*	36,808	2,409,820
NxStage Medical, Inc.*	170,078	3,887,983
Wright Medical Group NV*(a)	12,781	316,457
Zeltiq Aesthetics, Inc.*(a)	10,415	397,020
Zimmer Biomet Holdings, Inc.	40,743	5,280,700

		19,778,086

Health Care Providers & Services 3.1%
Acadia Healthcare Co., Inc.*(a)	29,576	1,513,995
Air Methods Corp.*(a)	101,337	3,565,036
Amedisys, Inc.*	33,026	1,589,541
Amsurg Corp.*	31,852	2,067,832
Cigna Corp.	45,367	5,818,771
Community Health Systems, Inc.*	68,679	733,492
Envision Healthcare Holdings, Inc.*	45,299	972,117
Healthways, Inc.*	41,115	1,028,286

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d)
Laboratory Corp. of America Holdings*	36,460	$4,992,468
LifePoint Health, Inc.*	36,518	2,066,919
Molina Healthcare, Inc.*(a)	24,658	1,326,847
Premier, Inc. (Class A Stock)*	56,325	1,782,686
Surgery Partners, Inc.*	52,938	1,019,586
Surgical Care Affiliates, Inc.*	7,089	292,421
Team Health Holdings, Inc.*	15,475	515,317
Teladoc, Inc.*(a)	13,907	247,962

		29,533,276

Hotels, Restaurants & Leisure 4.5%
Carnival Corp.	135,697	6,486,317
ClubCorp Holdings, Inc.	105,545	1,514,571
Marriott International, Inc. (Class A Stock)(a)	109,416	7,804,643
McDonald’s Corp.	35,790	4,139,471
Pinnacle Entertainment, Inc.*	63,210	761,048
Planet Fitness, Inc. (Class A Stock)*(a)	11,770	254,821
Starbucks Corp.	91,170	5,126,489
Texas Roadhouse, Inc.	87,944	3,893,281
Vail Resorts, Inc.	60,402	9,569,489
Wingstop, Inc.(a)	35,414	1,072,690
Zoe’s Kitchen, Inc.*(a)	45,717	1,244,874

		41,867,694

Household Durables
Meritage Homes Corp.*	6,795	243,940

Household Products 0.9%
Procter & Gamble Co. (The)	94,280	8,231,587

Industrial Conglomerates 0.7%
General Electric Co.	224,991	7,028,719

Insurance 2.4%
Chubb Ltd.	60,941	7,735,241
MetLife, Inc.	105,847	4,593,760
Navigators Group, Inc. (The)	10,982	1,031,868
RLI Corp.	28,006	1,987,866
Validus Holdings Ltd.	44,695	2,270,059
White Mountains Insurance Group Ltd.	5,793	4,773,548

		22,392,342

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	19

Portfolio of Investments (continued)

as of August 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Internet & Catalog Retail 3.5%
Amazon.com, Inc.*	26,593	$20,454,272
Netflix, Inc.*	55,131	5,372,516
Priceline Group, Inc. (The)*	3,624	5,134,229
Wayfair, Inc. (Class A Stock)*(a)	47,396	1,825,220

		32,786,237

Internet Software & Services 7.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	102,179	9,930,777
Alphabet, Inc. (Class A Stock)*	12,732	10,056,370
Alphabet, Inc. (Class C Stock)*	12,970	9,948,639
Cornerstone OnDemand, Inc.*	66,192	2,907,153
Criteo SA (France), ADR*	32,041	1,181,672
eBay, Inc.*	159,153	5,118,360
Facebook, Inc. (Class A Stock)*	156,015	19,676,612
Q2 Holdings, Inc.*	90,557	2,564,574
Tencent Holdings Ltd. (China)	451,606	11,703,317
WebMD Health Corp.*(a)	17,340	894,224

		73,981,698

IT Services 2.1%
Global Payments, Inc.	23,195	1,761,660
InterXion Holding NV (Netherlands)*	73,204	2,730,509
Visa, Inc. (Class A Stock)	184,743	14,945,709

		19,437,878

Life Sciences Tools & Services 0.2%
Fluidigm Corp.*	63,034	574,240
INC Research Holdings, Inc. (Class A Stock)*	20,411	890,532

		1,464,772

Machinery 1.4%
Barnes Group, Inc.	18,868	780,003
CIRCOR International, Inc.	9,287	548,490
Joy Global, Inc.	17,317	472,408
Kennametal, Inc.	10,414	291,176
Mueller Water Products, Inc. (Class A Stock)	263,808	3,189,439
NN, Inc.	114,828	2,038,197
RBC Bearings, Inc.*	15,392	1,217,353
Rexnord Corp.*	145,171	3,209,731
Woodward, Inc.	18,174	1,139,873

		12,886,670

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media 1.9%
Cinemark Holdings, Inc.	82,551	$3,190,596
Comcast Corp. (Class A Stock)	96,019	6,266,200
IMAX Corp.*	47,828	1,458,276
Time, Inc.	107,317	1,513,170
Twenty-First Century Fox, Inc. (Class A Stock)	84,521	2,074,145
Walt Disney Co. (The)	32,800	3,098,288

		17,600,675

Metals & Mining 0.1%
Ferroglobe PLC	72,636	599,247

Multiline Retail 0.1%
Big Lots, Inc.	4,537	223,765
Target Corp.	16,783	1,177,999

		1,401,764

Oil, Gas & Consumable Fuels 4.1%
Chevron Corp.	93,255	9,379,588
Concho Resources, Inc.*	40,365	5,215,158
Noble Energy, Inc.	112,793	3,889,103
Occidental Petroleum Corp.	94,116	7,232,814
PDC Energy, Inc.*	64,000	4,249,600
SemGroup Corp. (Class A Stock)	85,520	2,659,672
Suncor Energy, Inc. (Canada)	190,707	5,171,222
WPX Energy, Inc.*	93,585	1,123,020

		38,920,177

Pharmaceuticals 5.1%
Allergan PLC*	57,772	13,549,845
Bristol-Myers Squibb Co.	78,408	4,499,835
Dermira, Inc.*	55,885	1,734,670
Intersect ENT, Inc.*	96,537	1,521,423
Merck & Co., Inc.	121,731	7,643,490
Pfizer, Inc.	248,367	8,643,172
Prestige Brands Holdings, Inc.*	59,710	2,873,842
Teva Pharmaceutical Industries Ltd. (Israel), ADR	138,754	6,991,814

		47,458,091

Professional Services 0.6%
FTI Consulting, Inc.*	24,724	1,095,026
Korn/Ferry International	79,621	1,898,165
TrueBlue, Inc.*	102,853	2,247,338

		5,240,529

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	21

Portfolio of Investments (continued)

as of August 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) 3.2%
Acadia Realty Trust	46,810	$1,729,161
American Tower Corp.	44,065	4,996,090
Capstead Mortgage Corp.	168,542	1,671,937
Chatham Lodging Trust	26,263	544,432
Colony Capital, Inc. (Class A Stock)	77,653	1,434,251
Gaming & Leisure Properties, Inc.	38,797	1,327,245
Hersha Hospitality Trust	235,165	4,595,124
Hudson Pacific Properties, Inc.	7,155	239,478
LaSalle Hotel Properties	44,611	1,251,785
MFA Financial, Inc.	292,487	2,258,000
National Storage Affiliates Trust	65,800	1,336,398
Parkway Properties, Inc.	150,460	2,708,280
Pebblebrook Hotel Trust	23,596	708,824
QTS Realty Trust, Inc. (Class A Stock)	40,744	2,207,917
Retail Opportunity Investments Corp.	47,910	1,068,872
Summit Hotel Properties, Inc.	113,451	1,622,349
Terreno Realty Corp.	13,600	363,936

		30,064,079

Real Estate Management & Development 0.2%
HFF, Inc. (Class A Stock)	33,989	911,245
Marcus & Millichap, Inc.*	30,706	799,891

		1,711,136

Road & Rail 0.3%
Ryder System, Inc.	43,093	2,823,453

Semiconductors & Semiconductor Equipment 3.8%
Cavium, Inc.*	81,168	4,519,434
Inphi Corp.*	17,025	733,267
MACOM Technology Solutions Holdings, Inc.*(a)	68,353	2,816,144
MaxLinear, Inc. (Class A Stock)*	21,563	413,363
Monolithic Power Systems, Inc.	52,204	4,005,091
NXP Semiconductors NV (Netherlands)*	71,727	6,313,410
Power Integrations, Inc.	5,584	326,106
QUALCOMM, Inc.	140,737	8,876,282
Semtech Corp.*	56,047	1,490,850
Texas Instruments, Inc.	94,867	6,597,051

		36,090,998

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Software 8.1%
Adobe Systems, Inc.*	90,392	$9,248,006
Aspen Technology, Inc.*	11,317	514,471
BroadSoft, Inc.*	23,051	1,053,661
Callidus Software, Inc.*	27,458	530,489
CommVault Systems, Inc.*	6,293	324,341
CyberArk Software Ltd. (Israel)*	24,283	1,282,142
Fortinet, Inc.*	70,877	2,561,495
Infoblox, Inc.*	67,939	1,457,971
Microsoft Corp.	311,814	17,916,832
Mobileye NV*(a)	38,914	1,902,505
Paycom Software, Inc.*(a)	106,186	5,451,589
Proofpoint, Inc.*(a)	25,810	1,986,079
PTC, Inc.*	129,803	5,538,694
Red Hat, Inc.*	51,255	3,740,590
salesforce.com, inc.*	152,266	12,092,966
Splunk, Inc.*	76,353	4,446,799
Varonis Systems, Inc.*	19,665	581,101
Workday, Inc. (Class A Stock)*	62,308	5,283,095
Zendesk, Inc.*	10,850	331,359

		76,244,185

Specialty Retail 3.1%
DavidsTea, Inc. (Canada)*(a)	39,451	535,350
DSW, Inc. (Class A Stock)	38,447	920,806
Five Below, Inc.*(a)	44,969	2,003,819
Francesca’s Holdings Corp.*	67,395	919,942
GNC Holdings, Inc. (Class A Stock)	12,130	255,094
Home Depot, Inc. (The)	50,020	6,708,682
Industria de Diseno Textil SA (Spain), ADR	462,462	8,201,763
Mattress Firm Holding Corp.*(a)	30,762	1,967,230
O’Reilly Automotive, Inc.*	20,271	5,674,866
Party City Holdco, Inc.*	115,049	2,004,154
Zumiez, Inc.*	19,082	318,669

		29,510,375

Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	116,739	12,386,008

Textiles, Apparel & Luxury Goods 2.3%
adidas AG (Germany), ADR	79,515	6,610,479
Coach, Inc.	137,687	5,256,890
Deckers Outdoor Corp.*(a)	13,053	853,014

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	23

Portfolio of Investments (continued)

as of August 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d)
Fossil Group, Inc.*(a)	9,706	$277,203
G-III Apparel Group Ltd.*	77,131	2,435,026
NIKE, Inc. (Class B Stock)	111,984	6,454,758

		21,887,370

Thrifts & Mortgage Finance 0.3%
OceanFirst Financial Corp.	30,173	598,029
Provident Financial Services, Inc.	74,327	1,603,233
WSFS Financial Corp.	14,660	570,274

		2,771,536

Trading Companies & Distributors 0.7%
Beacon Roofing Supply, Inc.*	68,602	3,154,320
SiteOne Landscape Supply, Inc.*	29,263	1,119,017
Univar, Inc.*	89,751	1,856,948

		6,130,285

Wireless Telecommunication Services 0.6%
Vodafone Group PLC (United Kingdom), ADR(a)	194,754	5,969,210

TOTAL LONG-TERM INVESTMENTS (cost $705,515,821)		915,791,757

SHORT-TERM INVESTMENTS 9.0%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $23,117,070)(Note 3)(b)	23,117,070	23,117,070
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $61,485,407)(Note 3)(b)(c)	61,485,407	61,485,407

TOTAL SHORT TERM INVESTMENTS (cost $84,602,477)		84,602,477

TOTAL INVESTMENTS 106.6% (cost $790,118,298)(Note 5)		1,000,394,234
Liabilities in excess of other assets (6.6)%		(62,249,265)

NET ASSETS 100.0%		$938,144,969

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $60,164,170; cash collateral of $61,485,407 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 -Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

24

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange ratesand other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$16,723,446	$—	$—
Airlines	1,255,326	—	—
Auto Components	3,841,501	—	—
Automobiles	3,263,682	—	—
Banks	77,252,696	—	—
Beverages	4,449,883	—	—
Biotechnology	51,708,893	—	—
Capital Markets	15,602,681	—	—
Chemicals	15,497,144	—	—
Commercial Services & Supplies	7,113,689	—	—
Communications Equipment	6,476,327	—	—
Construction & Engineering	818,528	—	—
Construction Materials	3,406,078	—	—
Consumer Finance	11,227,051	—	—
Containers & Packaging	957,398	—	—
Distributors	929,976	—	—
Diversified Consumer Services	647,379	—	—
Diversified Financial Services	3,538,128	—	—
Diversified Telecommunication Services	4,610,608	—	—
Electric Utilities	20,035,008	—	—
Electrical Equipment	6,732,783	—	—
Electronic Equipment, Instruments & Components	10,303,344	—	—
Energy Equipment & Services	8,265,146	—	—
Food & Staples Retailing	13,106,741	—	—
Food Products	21,586,304	—	—
Health Care Equipment & Supplies	19,778,086	—	—
Health Care Providers & Services	29,533,276	—	—
Hotels, Restaurants & Leisure	41,867,694	—	—
Household Durables	243,940	—	—

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	25

Portfolio of Investments (continued)

as of August 31, 2016

	Level 1	Level 2	Level 3
Common Stocks (continued)
Household Products	$8,231,587	$—	$—
Industrial Conglomerates	7,028,719	—	—
Insurance	22,392,342	—	—
Internet & Catalog Retail	32,786,237	—	—
Internet Software & Services	62,278,381	11,703,317	—
IT Services	19,437,878	—	—
Life Sciences Tools & Services	1,464,772	—	—
Machinery	12,886,670	—	—
Media	17,600,675	—	—
Metals & Mining	599,247	—	—
Multiline Retail	1,401,764	—	—
Oil, Gas & Consumable Fuels	38,920,177	—	—
Pharmaceuticals	47,458,091	—	—
Professional Services	5,240,529	—	—
Real Estate Investment Trusts (REITs)	30,064,079	—	—
Real Estate Management & Development	1,711,136	—	—
Road & Rail	2,823,453	—	—
Semiconductors & Semiconductor Equipment	36,090,998	—	—
Software	76,244,185	—	—
Specialty Retail	29,510,375	—	—
Technology Hardware, Storage & Peripherals	12,386,008	—	—
Textiles, Apparel & Luxury Goods	21,887,370	—	—
Thrifts & Mortgage Finance	2,771,536	—	—
Trading Companies & Distributors	6,130,285	—	—
Wireless Telecommunication Services	5,969,210	—	—
Affiliated Mutual Funds	84,602,477	—	—

Total	$988,690,917	$11,703,317	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 6.6% of collateral for securities on loan)	9.0%
Banks	8.2
Software	8.1
Internet Software & Services	7.9
Biotechnology	5.5
Pharmaceuticals	5.1
Hotels, Restaurants & Leisure	4.5
Oil, Gas & Consumable Fuels	4.1
Semiconductors & Semiconductor Equipment	3.8
Internet & Catalog Retail	3.5
Real Estate Investment Trusts (REITs)	3.2
Health Care Providers & Services	3.1
Specialty Retail	3.1
Insurance	2.4%
Textiles, Apparel & Luxury Goods	2.3
Food Products	2.3
Electric Utilities	2.1
Health Care Equipment & Supplies	2.1
IT Services	2.1
Media	1.9
Aerospace & Defense	1.8
Capital Markets	1.7
Chemicals	1.6
Food & Staples Retailing	1.4
Machinery	1.4
Technology Hardware, Storage & Peripherals	1.3
Consumer Finance	1.2

See Notes to Financial Statements.

26

Electronic Equipment, Instruments & Components	1.1%
Energy Equipment & Services	0.9
Household Products	0.9
Commercial Services & Supplies	0.8
Industrial Conglomerates	0.7
Electrical Equipment	0.7
Communications Equipment	0.7
Trading Companies & Distributors	0.7
Wireless Telecommunication Services	0.6
Professional Services	0.6
Diversified Telecommunication Services	0.5
Beverages	0.5
Auto Components	0.4
Diversified Financial Services	0.4
Construction Materials	0.4
Automobiles	0.3%
Road & Rail	0.3
Thrifts & Mortgage Finance	0.3
Real Estate Management & Development	0.2
Life Sciences Tools & Services	0.2
Multiline Retail	0.1
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Construction & Engineering	0.1
Diversified Consumer Services	0.1
Metals & Mining	0.1

106.6
Liabilities in excess of other assets	(6.6)

100.0%

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	27

Statement of Assets & Liabilities

as of August 31, 2016

Assets
Investments at value, including securities on loan of $60,164,170:
Unaffiliated investments (cost $705,515,821)	$915,791,757
Affiliated investments (cost $84,602,477)	84,602,477
Dividends and interest receivable	1,167,861
Tax reclaim receivable	126,835
Receivable for Fund shares sold	33,027
Prepaid expenses	11,232

Total assets	1,001,733,189

Liabilities
Payable to broker for collateral for securities on loan	61,485,407
Payable for Fund shares reacquired	1,121,478
Management fee payable	390,298
Distribution fee payable	249,461
Accrued expenses and other liabilities	217,791
Affiliated transfer agent fee payable	123,785

Total liabilities	63,588,220

Net Assets	$938,144,969

Net assets were comprised of:
Common stock, at par	$490,421
Paid-in capital in excess of par	685,172,098

685,662,519
Undistributed net investment income	4,957,820
Accumulated net realized gain on investment and foreign currency transactions	37,248,694
Net unrealized appreciation on investments and foreign currencies	210,275,936

Net assets, August 31, 2016	$938,144,969

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share ($873,930,315 ÷ 45,543,772 shares of common stock issued and outstanding)	$19.19
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price to public	$20.31

Class B
Net asset value, offering price and redemption price per share
($10,299,946 ÷ 588,636 shares of common stock issued and outstanding)	$17.50

Class C
Net asset value, offering price and redemption price per share
($20,491,782 ÷ 1,170,748 shares of common stock issued and outstanding)	$17.50

Class Z
Net asset value, offering price and redemption price per share
($33,422,926 ÷ 1,738,919 shares of common stock issued and outstanding)	$19.22

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	29

Statement of Operations

Year Ended August 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $126,341)	$12,890,749
Income from securities lending, net (including affiliated of $836,390)	970,361
Affiliated dividend income	95,272

Total income	13,956,382

Expenses
Management fee	4,661,923
Distribution fee—Class A	2,652,935
Distribution fee—Class B	122,710
Distribution fee—Class C	215,613
Transfer agent’s fees and expenses (including affiliated expense of $620,400)	1,395,000
Custodian and accounting fees (net of $18,000 fee credit)	133,000
Shareholders’ reports	100,000
Registration fees	67,000
Audit fee	40,000
Legal fees and expenses	29,000
Directors’ fees	25,000
Insurance expenses	12,000
Miscellaneous	19,089

Total expenses	9,473,270

Net investment income (loss)	4,483,112

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	66,115,408
Foreign currency transactions	(831)

66,114,577

Net change in unrealized appreciation (depreciation) on investments	(45,402,057)

Net gain (loss) on investment and foreign currency transactions	20,712,520

Net Increase (Decrease) In Net Assets Resulting From Operations	$25,195,632

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,483,112	$3,981,775
Net realized gain (loss) on investment and foreign currency transactions	66,114,577	102,525,079
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(45,402,057)	(121,928,179)

Net increase (decrease) in net assets resulting from operations	25,195,632	(15,421,325)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,926,983)	(1,807,475)
Class Z	(229,440)	(191,113)

	(2,156,423)	(1,998,588)

Distributions from net realized gains
Class A	(96,064,305)	(110,724,220)
Class B	(1,512,412)	(2,231,088)
Class C	(2,530,072)	(2,873,213)
Class Z	(4,602,880)	(4,414,149)

	(104,709,669)	(120,242,670)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	13,654,901	18,598,158
Net asset value of shares issued in reinvestment of dividends and distributions	104,429,027	119,040,398
Cost of shares reacquired	(131,380,364)	(136,483,441)

Net increase (decrease) in net assets from Fund share transactions	(13,296,436)	1,155,115

Total increase (decrease)	(94,966,896)	(136,507,468)

Net Assets:
Beginning of year	1,033,111,865	1,169,619,333

End of year(a)	$938,144,969	$1,033,111,865

(a) Includes undistributed net investment income of:	$4,957,820	$2,423,945

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	31

Notes to Financial Statements

Prudential Jennison Blend Fund, Inc. (the “Fund”), is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The investment objective of the Fund is long-term capital growth.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

32

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Prudential Jennison Blend Fund, Inc.	33

Notes to Financial Statements (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadvisor may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

34

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

Prudential Jennison Blend Fund, Inc.	35

Notes to Financial Statements (continued)

income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $500 million, .475% of the next $500 million of the Fund’s average daily net assets and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .49% of the Fund’s average daily net assets for the year ended August 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

PIMS has advised the Fund that it has received $217,779 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2016 it received $13,176 and $796 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

36

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period September 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $118,468 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $46,502. Additionally, PGIM, Inc. reimbursed the Fund $10,070 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investments Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended August 31, 2016, were $498,684,047 and $608,385,940, respectively.

Prudential Jennison Blend Fund, Inc.	37

Notes to Financial Statements (continued)

Note 5. Distribution and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended August 31, 2016, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $207,186 due to the reclassification of net foreign currency losses and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended August 31, 2016, the tax character of dividends paid by the Fund were $2,156,423 of ordinary income and $104,709,669 of long-term capital gains. For the year ended August 31, 2015, the tax character of dividends paid were $3,559,332 of ordinary income and $118,681,926 of long-term capital gains.

As of August 31, 2016, the accumulated undistributed earnings on a tax basis were $5,515,685 of ordinary income and $41,449,045 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$794,876,514	$230,857,369	$(25,339,649)	$205,517,720

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other book to tax adjustments.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

38

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

As of August 31, 2016, two shareholders of record held 34% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2016:
Shares sold	544,859	$10,240,942
Shares issued in reinvestment of dividends and distributions	5,102,245	95,973,224
Shares reacquired	(5,665,460)	(106,834,628)

Net increase (decrease) in shares outstanding before conversion	(18,356)	(620,462)
Shares issued upon conversion from other share class(es)	185,639	3,531,695
Shares reacquired upon conversion into other share class(es)	(232,346)	(4,361,507)

Net increase (decrease) in shares outstanding	(65,063)	$(1,450,274)

Year ended August 31, 2015:
Shares sold	620,419	$13,615,148
Shares issued in reinvestment of dividends and distributions	5,200,597	109,836,613
Shares reacquired	(5,220,612)	(115,085,397)

Net increase (decrease) in shares outstanding before conversion	600,404	8,366,364
Shares issued upon conversion from other share class(es)	202,773	4,478,134
Shares reacquired upon conversion into other share class(es)	(416,730)	(9,154,435)

Net increase (decrease) in shares outstanding	386,447	$3,690,063

Prudential Jennison Blend Fund, Inc.	39

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended August 31, 2016:
Shares sold	8,083	$147,186
Shares issued in reinvestment of dividends and distributions	86,878	1,497,773
Shares reacquired	(91,971)	(1,577,031)

Net increase (decrease) in shares outstanding before conversion	2,990	67,928
Shares reacquired upon conversion into other share class(es)	(201,713)	(3,521,857)

Net increase (decrease) in shares outstanding	(198,723)	$(3,453,929)

Year ended August 31, 2015:
Shares sold	11,752	$239,651
Shares issued in reinvestment of dividends and distributions	111,758	2,193,805
Shares reacquired	(96,993)	(2,001,815)

Net increase (decrease) in shares outstanding before conversion	26,517	431,641
Shares reacquired upon conversion into other share class(es)	(216,621)	(4,449,460)

Net increase (decrease) in shares outstanding	(190,104)	$(4,017,819)

Class C
Year ended August 31, 2016:
Shares sold	92,040	$1,601,127
Shares issued in reinvestment of dividends and distributions	132,997	2,294,208
Shares reacquired	(259,921)	(4,467,572)

Net increase (decrease) in shares outstanding before conversion	(34,884)	(572,237)
Shares reacquired upon conversion into other share class(es)	(12,359)	(221,225)

Net increase (decrease) in shares outstanding	(47,243)	$(793,462)

Year ended August 31, 2015:
Shares sold	72,371	$1,474,650
Shares issued in reinvestment of dividends and distributions	131,142	2,575,633
Shares reacquired	(162,567)	(3,347,485)

Net increase (decrease) in shares outstanding before conversion	40,946	702,798
Shares reacquired upon conversion into other share class(es)	(7,486)	(152,454)

Net increase (decrease) in shares outstanding	33,460	$550,344

40

Class Z	Shares	Amount
Year ended August 31, 2016:
Shares sold	88,477	$1,665,646
Shares issued in reinvestment of dividends and distributions	248,076	4,663,822
Shares reacquired	(982,730)	(18,501,133)

Net increase (decrease) in shares outstanding before conversion	(646,177)	(12,171,665)
Shares issued upon conversion from other share class(es)	242,999	4,574,204
Shares reacquired upon conversion into other share class(es)	(71)	(1,310)

Net increase (decrease) in shares outstanding	(403,249)	$(7,598,771)

Year ended August 31, 2015:
Shares sold	150,373	$3,268,709
Shares issued in reinvestment of dividends and distributions	209,959	4,434,347
Shares reacquired	(713,416)	(16,048,744)

Net increase (decrease) in shares outstanding before conversion	(353,084)	(8,345,688)
Shares issued upon conversion from other shares class(es)	422,158	9,285,648
Shares reacquired upon conversion into other share class(es)	(361)	(7,433)

Net increase (decrease) in shares outstanding	68,713	$932,527

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Fund had another SCA that provided a commitment of $900 million and the Fund paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended August 31, 2016.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential Jennison Blend Fund, Inc.	41

Financial Highlights

Class A Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.82	$23.71	$21.64	$17.75	$16.68
Income (loss) from investment operations:
Net investment income (loss)	.09	.08	.05	.15	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48	(.41)	4.44	3.83	1.05
Total from investment operations	.57	(.33)	4.49	3.98	1.10
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.04)	(.12)	(.09)	(.03)
Distributions from net realized gains	(2.16)	(2.52)	(2.30)	-	-
Total dividends and distributions	(2.20)	(2.56)	(2.42)	(.09)	(.03)
Net asset value, end of year	$19.19	$20.82	$23.71	$21.64	$17.75
Total Return(b):	2.96%	(1.54)%	22.00%	22.50%	6.59%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$874	$950	$1,072	$973	$887
Average net assets (000,000)	$884	$1,029	$1,041	$930	$910
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.98%	.96%	.95%	.97%	1.00%
Expenses before waivers and/or expense reimbursement	.98%	.96%	.95%	.97%	1.00%
Net investment income (loss)	.48%	.37%	.22%	.77%	.31%
Portfolio turnover rate	53%	46%	54%	73%	110%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended August 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.26	$22.23	$20.44	$16.81		$15.88
Income (loss) from investment operations:
Net investment income (loss)	(.04)	(.07)	(.10)	.01		(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.38)	4.19	3.62		.99
Total from investment operations	.40	(.45)	4.09	3.63		.93
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(d)	-
Distributions from net realized gains	(2.16)	(2.52)	(2.30)	-		-
Total dividends and distributions	(2.16)	(2.52)	(2.30)	-	(d)	-
Net asset value, end of year	$17.50	$19.26	$22.23	$20.44		$16.81
Total Return(b):	2.24%	(2.23)%	21.20%	21.63%		5.86%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$10	$15	$22	$23		$23
Average net assets (000,000)	$12	$18	$23	$23		$26
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.68%	1.66%	1.65%	1.67%		1.70%
Expenses before waivers and/or expense reimbursement	1.68%	1.66%	1.65%	1.67%		1.70%
Net investment income (loss)	(.22)%	(.32)%	(.48)%	.08%		(.40)%
Portfolio turnover rate	53%	46%	54%	73%		110%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	43

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.27	$22.23	$20.45	$16.82		$15.88
Income (loss) from investment operations:
Net investment income (loss)	(.04)	(.07)	(.10)	.01		(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.37)	4.18	3.62		1.00
Total from investment operations	.39	(.44)	4.08	3.63		.94
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(d)	-
Distributions from net realized gains	(2.16)	(2.52)	(2.30)	-		-
Total dividends and distributions	(2.16)	(2.52)	(2.30)	-	(d)	-
Net asset value, end of year	$17.50	$19.27	$22.23	$20.45		$16.82
Total Return(b):	2.18%	(2.19)%	21.14%	21.61%		5.92%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$20	$23	$26	$25		$23
Average net assets (000,000)	$22	$25	$26	$23		$24
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.68%	1.66%	1.65%	1.67%		1.70%
Expenses before waivers and/or expense reimbursement	1.68%	1.66%	1.65%	1.67%		1.70%
Net investment income (loss)	(.22)%	(.33)%	(.48)%	.07%		(.39)%
Portfolio turnover rate	53%	46%	54%	73%		110%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.86	$23.76	$21.67	$17.78	$16.71
Income (loss) from investment operations:
Net investment income (loss)	.15	.15	.12	.21	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48	(.42)	4.46	3.82	1.05
Total from investment operations	.63	(.27)	4.58	4.03	1.15
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.11)	(.19)	(.14)	(.08)
Distributions from net realized gains	(2.16)	(2.52)	(2.30)	-	-
Total dividends and distributions	(2.27)	(2.63)	(2.49)	(.14)	(.08)
Net asset value, end of year	$19.22	$20.86	$23.76	$21.67	$17.78
Total Return(b):	3.24%	(1.27)%	22.43%	22.82%	6.94%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$33	$45	$49	$41	$38
Average net assets (000,000)	$37	$43	$45	$39	$43
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.68%	.66%	.65%	.67%	.70%
Expenses before waivers and/or expense reimbursement	.68%	.66%	.65%	.67%	.70%
Net investment income (loss)	.77%	.67%	.52%	1.08%	.60%
Portfolio turnover rate	53%	46%	54%	73%	110%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Blend Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2016

46

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2016, the Fund reports the maximum amount allowed per share, but not less than $2.16 for Class A, B, C and Z as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2016, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
Prudential Jennison Blend Fund, Inc.	100%	100%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2016.

Prudential Jennison Blend Fund, Inc.	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Blend Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Blend Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Blend Fund, Inc.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Blend Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe)1 and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

[1]

The Fund was compared to the Lipper Multi-Cap Core Funds Performance Universe, although the Fund is classified in the Lipper Multi-Cap Growth Funds Performance Universe. The Lipper Multi-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period, though it underperformed over the other periods.
•

The Board also considered information provided by PI indicating that the Fund’s style tilts are distinct and will typically factor into peer and benchmark-relative results, and that in periods where growth outperforms value by a meaningful amount, as in 2015, PI expects the Fund to perform well.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON BLEND FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	74441T108	74441T207	74441T306	74441T405

MF1O1E    0297815-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2016 and August 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $39,548 and $22,440, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(c) Tax Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(d) All Other Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2016 and August 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Blend Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 20, 2016